EXHIBIT 99.1

Rights Certificate Number:_________
Number of Rights: ________

EMPIRE PETROLEUM CORPORATION

SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Subscription Rights to Purchase Units of Empire Petroleum Corporation, Each Unit Consisting of
Shares of Common Stock and Warrants Exercisable for Shares of Common Stock
Subscription Price: $0.07367 per Unit

SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., EASTERN TIME, ON AUGUST 18, 2025, UNLESS EXTENDED BY THE COMPANY

Dear Stockholder:

As the registered owner of this Rights Certificate, you are the owner of the number of subscription rights shown above. You have been issued, at no charge, one subscription right for each share of common stock that you held on July 10, 2025. The subscription rights entitle you to subscribe for units, consisting of shares of common stock, par value $0.001 per share (the “Common Stock”), of Empire Petroleum Corporation (the “Company”) and warrants exercisable for shares of Common Stock. Each subscription right will entitle the holder to purchase one unit at the subscription price of $0.07367 per unit (the “Subscription Price”), each unit consisting of 0.0139 shares of Common Stock and one warrant exercisable for 0.0136 shares of Common Stock. Accordingly, if you held 100 subscription rights, your subscription rights entitle you to purchase up to 1.39 shares of Common Stock and a warrant exercisable for 1.36 shares of Common Stock. You must hold at least 72 shares of Common Stock to receive subscription rights to purchase at least one whole share at $5.30 per share, as well as at least 74 shares of Common Stock to receive warrants to purchase one whole share at $5.46 per whole share. If you subscribe for all of the units available to you, you are also entitled to subscribe for additional units (subject to pro-ration) at the Subscription Price.

The Rights Offering is described in the Company’s enclosed Prospectus Supplement, dated July 10, 2025, as supplemented on July 24, 2025 and July 25, 2025 (the “Prospectus Supplement”), and its accompanying prospectus, dated September 22, 2023 (the “Base Prospectus” and collectively, with the Prospectus Supplement, the “Prospectus”).

THESE SUBSCRIPTION RIGHTS ARE NON-TRANSFERABLE.

You have four choices:

1.	You can subscribe for all of the units underlying the number of rights listed at the top of this page;
2.	You can subscribe for less than all of the units underlying the number of rights listed above, and allow the rest of your subscription rights to expire;
3.	If you have subscribed for all of such units (exercised your subscription right in full), then you can also subscribe for additional units, subject to an allocation process as described in the Prospectus; or
4.	If you do not want to purchase any units, you can disregard this material.

To subscribe for any number of units, full payment of the Subscription Price is required for each unit you are subscribing for (including under the over-subscription right). You must complete the reverse side of this form to subscribe for new units.

Date:    July 25, 2025

EMPIRE PETROLEUM CORPORATION

By:	Name: Michael Morrisett Title: Chief Executive Officer

DELIVERY OPTIONS FOR RIGHTS CERTIFICATE

Deliver by mail, hand or overnight courier to:

Securities Transfer Corporation
2901 North Dallas Parkway, Suite 380

Plano, Texas 75093
(469) 633-0101

stc@stctransfer.com

Delivery other than in the manner or to the address listed above will not constitute valid delivery.

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

If you wish to subscribe for units pursuant to your subscription right in full or a portion thereof:

I subscribe for ____________ units x $0.07367= $______________________
(Line 1)

If you subscribed for your subscription right in full and wish to subscribe for additional units pursuant to the Over-Subscription Right:

I subscribe for ____________ units x $0.07367= $______________________
(Line 2)

Total amount of payment enclosed (sum of line 1 and line 2): $______________________

If you fully exercise your subscription right and other stockholders do not fully exercise their subscription rights, you will have an over-subscription right that entitles you to purchase, at the same subscription price, additional units that remain unsubscribed at the expiration date for the Rights Offering. The available units will be distributed proportionately among rights holders who exercise their over-subscription right, based on the number of units each rights holder subscribed for under the subscription right until either all units have been allocated or all over-subscription exercises have been fulfilled, whichever occurs earlier.

I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of units indicated above on the terms and conditions specified in the Prospectus.

_______________________________________________________________________________
Signature(s)

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

If you wish to have your units delivered to an address other than that shown on front, your signature must be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guaranteed: _______________________________________________________________________________

(Name of Bank or Firm)

_______________________________________________________________________________
(Signature of Officer)

FOR INSTRUCTIONS ON THE USE OF THE RIGHTS CERTIFICATES, CONSULT SECURITIES TRANSFER CORPORATION, THE SUBSCRIPTION AGENT, AT THE ADDRESS OR TELEPHONE NUMBER INDICATED ABOVE.

Method of Payment (Check One)

[_]	Uncertified personal check, payable to “Securities Transfer Corporation, as Subscription Agent.” Please note that funds paid by uncertified personal check may take at least five business days to clear. Accordingly, subscription rights holders who wish to pay the purchase price by means of an uncertified personal check are urged to make payment sufficiently in advance of the expiration date to ensure that such payment is received and clears by the expiration date, and are urged to consider payment by means of a certified or bank check, money order or wire transfer of immediately available funds.

[_]	Certified check or bank check drawn on a U.S. bank or money order, payable to “Securities Transfer Corporation, as Subscription Agent.”

[_]	Wire transfer of immediately available funds directed to the account maintained by the Subscription Agent, Securities Transfer Corporation, at:

Account name and address:	Securities Transfer Corporation As Paying Agent for Empire Petroleum Rights Offering 2901 Dallas Parkway Suite 380 Plano, TX 75093

Bank Name and address:	EagleBank 7735 Old Georgetown Rd Ste 100 Bethesda, MD 20814

Bank routing/ABA number/Wire: Account Number of Beneficiary:	055003298 200429579

International

Account name and address:	Securities Transfer Corporation As Paying Agent for Empire Petroleum Rights Offering 2901 Dallas Parkway Suite 380 Plano, TX 75093

Bank Name and address:	EagleBank 7735 Old Georgetown Rd Ste 100 Bethesda, MD 20814

Bank routing/ABA number/Wire: Account Number of Beneficiary: Swift:	055003298 200429579 EAGE US 33

*** Beneficiary Info (OBI) MUST be included. If it is not included your wire may be rejected and/or credit to your account may be delayed ***

If the amount enclosed or transmitted is not sufficient to pay the purchase price for all units that are subscribed for, or if the number of units being subscribed for is not specified, the number of units subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the amount enclosed or transmitted exceeds the purchase price for all units that the undersigned has subscribed or over-subscribed for, Securities Transfer Corporation shall return the excess to the subscriber without interest or deduction as soon as practicable after the expiration of the offering.

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